UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2021 (October 27, 2021)

JOHN B. SANFILIPPO & SON, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-19681	36-2419677
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1703 North Randall Road, Elgin, Illinois 60123-7820

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 289-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value per share	JBSS	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

(a)	On October 27, 2021, John B. Sanfilippo & Son, Inc. (the “Registrant” or the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”).

(b)	The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting are set forth below.

(i) The following directors were elected at the Annual Meeting and the voting for each director was as follows (with Common Stock and Class A Common Stock stockholders voting separately):

Nominee	For	Withhold	Broker Non-Votes
Common Stock Directors and Voting Results:
Pamela Forbes Lieberman	1,886,330	5,644,934	488,961
Mercedes Romero	7,063,139	468,125	488,961
Ellen C. Taaffe	1,188,460	6,342,804	488,961

Class A Common Stock Directors and Voting Results:

James J. Sanfilippo	2,597,426	0	0
Jasper B. Sanfilippo, Jr.	2,597,426	0	0
Jeffrey T. Sanfilippo	2,597,426	0	0
John E. Sanfilippo	2,597,426	0	0
Lisa A. Sanfilippo	2,597,426	0	0
James A. Valentine	2,597,426	0	0
Michael J. Valentine	2,597,426	0	0

(ii) The Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Registrant’s independent registered public accounting firm for the 2022 fiscal year was ratified by the following vote (with Common Stock and Class A Common Stock stockholders voting together):

	For	Against	Abstain	Broker Non-Votes
PricewaterhouseCoopers LLP	33,723,142	268,089	3,254	0

(iii) The advisory vote on executive compensation was approved by the following vote (with Common Stock and Class A Common Stock stockholders voting together):

	For	Against	Abstain	Broker Non-Votes
Advisory vote on executive compensation	33,114,823	365,444	25,257	488,961

ITEM 8.01	Other Events.

On October 26 and 27, 2021, the Audit Committee and Board of Directors of the Company, respectively, reviewed and discussed stock pledging related matters, including in respect of Class A Common Stock of the Company held by directors and officers, and also by certain stockholders. Among other expected action items, the Board will be adopting at an upcoming meeting an anti-pledging policy for directors and officers (to be recommended by the Audit Committee) with respect to directly owned stock.

Some of the statements in this Current Report on Form 8-K are forward-looking. These forward-looking statements may be generally identified by the use of forward-looking words and phrases such as “will”, “intends”, “may”, “believes”, “anticipates”, “should” “plans” and “expects” and are based on the Company’s current expectations or beliefs concerning future events and involve risks and uncertainties. Consequently, the actual outcomes could differ materially. The Company undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other factors that affect the subject of these statements, except where expressly required to do so by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN B. SANFILIPPO & SON, INC. (Registrant)

Date: November 2, 2021	By:	/s/ Frank S. Pellegrino
	Name:	Frank S. Pellegrino Chief Financial Officer, Executive Vice President, Finance and Administration